                                                                      Exhibit 21
                                NTL INCORPORATED

SUBSIDIARIES OF THE REGISTRANT

NTL INCORPORATED AND SUBSIDIARIES AS OF DECEMBER 31, 2001


U.S. SUBSIDIARIES

NAME                                                 JURISDICTION              OWNERSHIP
----------------------
Bearsden Nominees, Inc.                              Delaware                       100%
Brigadoon Ventures, Inc.                             Delaware                       100%
CableTel Programming, Inc.                           Delaware                       100%
CableTel Ventures Limited                            Delaware                       100%
L.D. Data, Inc.                                      Delaware                       100%
NNS UK Holdings 1, Inc.                              Delaware                       100%
NNS UK Holdings 2, Inc.                              Delaware                       100%
North CableComms Holdings, Inc.                      Delaware                       100%
North CableComms LLC                                 Delaware                       100%
North CableComms Management, Inc.                    Delaware                       100%
NTL Australia SPV, Inc.                              Delaware                       100%
NTL Bromley Company                                  Delaware                       100%
NTL CableComms Group Inc.                            Delaware                       100%
NTL Chartwell Holdings, Inc.                         Delaware                       100%
NTL Chartwell Holdings 2, Inc.                       Delaware                       100%
NTL Communications Corp.                             Delaware                       100%
NTL (Delaware), Inc.                                 Delaware                       100%
NTL Digital (US), Inc.                               Delaware                       100%
NTL France SPV, Inc.                                 Delaware                       100%
NTL Funding (NJ), Inc.                               Delaware                       100%
NTL Golden Gate, Inc.                                Delaware                       100%
NTL International Broadcasting, Inc.                 Delaware                       100%
NTL International Services, Inc.                     Delaware                       100%
NTL Investments, Inc.                                Delaware                       100%
NTL North CableComms Holdings Inc.                   Delaware                       100%
NTL North CableComms Management Inc.                 Delaware                       100%
NTL Premium TV Holdings Corp.                        Delaware                       100%
NTL Programming Subsidiary Company                   Delaware                       100%
NTL Solent Company                                   Delaware                       100%
NTL South CableComms Holdings Inc.                   Delaware                       100%
NTL South CableComms Management, Inc.                Delaware                       100%
NTL Surrey Company                                   Delaware                       100%
NTL Sussex Company                                   Delaware                       100%
NTL Sweden SPV, Inc.                                 Delaware                       100%
NTL Switzerland SPV, Inc.                            Delaware                       100%
NTL Switzerland Holdings SPV LLC                     Delaware                       100%
NTL (Triangle) LLC                                   Delaware                       100%
NTL UK CableComms Holdings, Inc.                     Delaware                       100%
NTL (UK) Group, Inc.                                 Delaware & UK (dual)           100%
NTL Wessex Company                                   Delaware                       100%
NTL Winston Holdings, Inc.                           Delaware                       100%
NTL Wirral Company                                   Delaware                       100%
South CableComms Holdings, Inc.                      Delaware                       100%
South CableComms LLC                                 Delaware                       100%
South CableComms Management, Inc.                    Delaware                       100%
Winston Investors LLC                                Delaware                       100%

UK SUBSIDIARIES

NAME                                                                           OWNERSHIP
----------------------
Andover Cablevision Limited                                                         100%
Anglia Cable Communications Limited                                                 100%
Berkhamsted Properties & Building Contractors Limited                               100%
Bracknell Cable TV Limited                                                          100%
Cable Television Limited                                                            100%
Cable Thames Valley Limited                                                         100%
CableTel Cardiff Limited                                                            100%
CableTel Central Hertfordshire Limited                                              100%
CableTel Hertfordshire Limited                                                      100%
CableTel Herts and Beds Limited                                                     100%
CableTel Investments Limited                                                        100%
CableTel Limited                                                                    100%
CableTel Newport                                                                    100%
CableTel North Bedfordshire Limited                                                 100%
CableTel Northern Ireland Limited                                                   100%
CableTel Scotland Limited                                                           100%
CableTel Surrey and Hampshire Limited                                               100%
CableTel Telecom Supplies Limited                                                   100%
CableTel (UK) Limited                                                               100%
CableTel West Glamorgan Limited                                                     100%
CableTel West Riding Limited                                                        100%
Cambridge Cable Services Limited                                                    100%
Cambridge Holding Company Limited                                                   100%
CCL Corporate Communication Services Limited                                        100%
Columbia Management Limited                                                         100%
ComTel Cable Services Limited                                                       100%
ComTel Coventry Limited                                                             100%
Credit-Track Debt Recovery Limited                                                  100%
De Facto 829 Limited                                                                100%
De Facto 877 Limited                                                                100%
Diamond Cable Acquisitions Limited                                                  100%
Diamond Cable (Bassetlaw) Limited                                                   100%
Diamond Cable (Burton-upon-Trent) Limited                                           100%
Diamond Cable (Chesterfield) Limited                                                100%
Diamond Cable Communications Limited                                                100%
Diamond Cable Construction Limited                                                  100%
Diamond Cable CPE Limited                                                           100%
Diamond Cable (Grantham) Limited                                                    100%
Diamond Cable (Grimclee) Limited                                                    100%
Diamond Cable (Hinckley) Limited                                                    100%
Diamond Cable (Leicester) Limited                                                   100%
Diamond Cable (Lincoln) Limited                                                     100%
Diamond Cable (Lincolnshire) Limited                                                100%
Diamond Cable (Mansfield) Limited                                                   100%
Diamond Cable (Melton Mowbray) Limited                                              100%
Diamond Cable (Newark-on-Trent) Limited                                             100%
Diamond Cable (Ravenshead) Limited                                                  100%
Diamond Cable (Vale of Belvoir) Limited                                             100%
Diamond Holdings Limited                                                            100%
Diamond Visual Communications Limited                                               100%
Digital Television Network Limited                                                  100%
DTELS Limited                                                                       100%

East Coast Cable Limited                                                            100%
East Midland Cable Communications Limited                                           100%
East Midland Cable Group Limited                                                    100%
East Midland Cable Holdings Limited                                                 100%
Enablis Limited                                                                     100%
FLPTV Limited                                                                        50%
Heartland Cablevision (UK) Limited                                                  100%
Heartland Cablevision II (UK) Limited                                               100%
Herts Cable Limited                                                                  90%
ITN News Channel Limited                                                             35%
Jewel Holdings Limited                                                              100%
Lanbase Limited                                                                     100%
Lanbase European Holdings Limited                                                   100%
Lcfc.co.uk Limited                                                                   50%
LCL Cable (Holdings) Limited                                                        100%
LCL Telephones Limited                                                              100%
Lichfield Cable Communications Limited                                              100%
Maza Limited                                                                        100%
Metro Hertfordshire Limited                                                         100%
Metro South Wales Limited                                                           100%
mfc.co.uk Limited                                                                    50%
Moleseye Limited                                                                     75%
National Transcommunications Limited                                                100%
Northampton Cable Television Limited                                                 80%
NTL Acquisition Company Limited                                                     100%
NTL (Aylesbury and Chiltern) Limited                                                100%
NTL (B) Limited                                                                     100%
NTL Bolton Cablevision Holding Company                                              100%
NTL (Broadland) Limited                                                             100%
NTL Bromley Company                                                                 100%
NTL Business Limited                                                                100%
NTL Business (Ireland) Limited                                                      100%
NTL CableComms Bolton                                                               100%
NTL CableComms Bury and Rochdale                                                    100%
NTL CableComms Bromley                                                              100%
NTL CableComms Chesire                                                              100%
NTL CableComms Derby                                                                100%
NTL CableComms East Lancashire                                                      100%
NTL CableComms Greater Manchester                                                   100%
NTL CableComms Group Plc                                                            100%
NTL CableComms Holdings No 1 Limited                                                100%
NTL CableComms Lancashire No 1                                                      100%
NTL CableComms Lancashire No 2                                                      100%
NTL CableComms Limited                                                              100%
NTL CableComms Macclesfield                                                         100%
NTL CableComms Oldham and Tameside                                                  100%
NTL CableComms Manchester Limited                                                   100%
NTL CableComms Solent                                                               100%
NTL CableComms Staffordshire                                                        100%
NTL CableComms Stockport                                                            100%
NTL CableComms Surrey                                                               100%
NTL CableComms Sussex                                                               100%
NTL CableComms Wessex                                                               100%
NTL CableComms West Surrey Limited                                                  100%
NTL CableComms Wirral                                                               100%
NTL Cambridge Limited                                                               100%
NTL Chartwell Holding Limited                                                       100%
NTL Communications Services Limited                                                 100%
NTL (Chichester) Limited                                                            100%
NTL (City and Westminster) Limited                                                  100%
NTL Communications Limited                                                          100%
NTL (County Durham) Limited                                                         100%

NTL (CRUK) Limited                                                                  100%
NTL (CWC) Corporation Limited                                                       100%
NTL (CWC Holdings)                                                                  100%
NTL (CWC) Limited                                                                   100%
NTL (CWC) Management Limited                                                        100%
NTL (CWC) No 2 Limited                                                              100%
NTL (CWC) No 3 Limited                                                              100%
NTL (CWC) No 4 Limited                                                              100%
NTL (CWC) Programming Limited                                                       100%
NTL (CWC) UK                                                                        100%
NTL Darlington Limited                                                              100%
NTL Derby Cablevision Holding Company                                               100%
NTL Digital Limited                                                                 100%
NTL Digital Radio Limited                                                           100%
NTL (Ealing) Limited                                                                100%
NTL (Eastbourne and Hastings) Limited                                               100%
NTL Equipment No 1 Limited                                                          100%
NTL Equipment No 2 Limited                                                          100%
NTL Fawnspring Limited                                                              100%
NTL (Fenland) Limited                                                               100%
NTL Glasgow                                                                         100%
NTL Glasgow Holdings Limited                                                        100%
NTL (Greenwich and Lewisham) Limited                                                100%
NTL Group Limited                                                                   100%
NTL (Hampshire) Limited                                                             100%
NTL (Harrogate) Limited                                                             100%
NTL (Harrow) Limited                                                                100%
NTL Healthcare Plan Trustees Limited                                                100%
NTL Holdings (Broadland) Limited                                                    100%
NTL Holdings (East London) Limited                                                  100%
NTL Holdings (Fenland) Limited                                                      100%
NTL Holdings (Leeds) Limited                                                        100%
NTL Holdings (Norwich) Limited                                                      100%
NTL Holdings (Peterborough) Limited                                                 100%
NTL Internet Limited                                                                100%
NTL Internet Services Limited                                                       100%
NTL Investment Holdings Limited                                                     100%
NTL (Kent) Limited                                                                  100%
NTL Kirklees                                                                        100%
NTL Kirklees Holdings Limited                                                       100%
NTL (Lambeth and Southwark) Limited                                                 100%
NTL (Leeds) Limited                                                                 100%
NTL Limited                                                                         100%
NTL Manchester Cablevision Holding Company                                          100%
NTL Microclock Services Limited                                                     100%
NTL Midlands Limited                                                                100%
NTL Milton Keynes Limited                                                           100%
NTL Mobile Communications Limited                                                   100%
NTL Mobile Limited                                                                  100%
NTL Networks Limited                                                                100%
NTL (Norwich) Limited                                                               100%
NTL Partcheer Company Limited                                                       100%
NTL Pension Trustees Limited                                                        100%
NTL (Peterborough) Limited                                                          100%
NTL Premium TV Holding Corporation                                                  100%
NTL Radio Services Limited                                                           75%
NTL Rectangle Limited                                                               100%
NTL Sideoffer Limited                                                               100%
NTL Solent Telephone and Cable TV Company Limited                                   100%
NTL (Southampton and Eastleigh) Limited                                             100%
NTL South Central Limited                                                           100%
NTL (South East) Limited                                                            100%

NTL (South Hertfordshire) Limited                                                   100%
NTL (South London) Limited                                                          100%
NTL South Wales Limited                                                             100%
NTL Streetunique Projects Limited                                                   100%
NTL Streetunit Projects Limited                                                     100%
NTL Streetusual Services Limited                                                    100%
NTL Streetvision Services Limited                                                   100%
NTL Streetvital Services Limited                                                    100%
NTL Streetwarm Services Limited                                                     100%
NTL Streetwide Services Limited                                                     100%
NTL Strikeagent Trading Limited                                                     100%
NTL Strikeamount Trading Limited                                                    100%
NTL Strikeapart Trading Limited                                                     100%
NTL (Sunderland) Limited                                                            100%
NTL Systems Limited                                                                 100%
NTL Technical Support Company Limited                                               100%
NTL Teesside Limited                                                                100%
NTL Telecom Services Limited                                                        100%
NTL Telephone Equipment Limited                                                     100%
NTL (Thamesmead) Limited                                                            100%
NTL Trustees Limited                                                                100%
NTL TWTV Holdings Limited                                                           100%
NTL UK Telephone and Cable TV Holding Company Limited                               100%
NTL (V) Plan Pension Trustees Limited                                               100%
NTL (V) Plc                                                                         100%
NTL (Wandsworth) Limited                                                            100%
NTL (Wearside) Limited                                                              100%
NTL (West London) Limited                                                           100%
NTL Westminster Limited                                                             100%
NTL Winston Holdings Limited                                                        100%
NTL Wirral Telephone and Cable TV Company                                           100%
NTL (YorCan) Limited                                                                100%
NTL (York) Limited                                                                  100%
Oxford Cable Limited                                                                100%
Premium TV (Internet) Limited                                                       100%
Premium TV Limited                                                                  100%
Premium TV (Ventures) Limited                                                       100%
Prospectre Limited                                                                  100%
rangers.co.uk Limited                                                                50%
Scanners (Europe) Limited                                                           100%
Scanners Television Outside Broadcasts Limited                                      100%
School Sport Limited                                                                100%
Secure Backup Systems Limited                                                       100%
Southern East Anglia Cable Limited                                                  100%
Stafford Communications Limited                                                     100%
Swindon Cable Limited                                                               100%
Tamworth Cable Communications Limited                                               100%
The Studio Channel Limited                                                           50%
Virgin Net Limited                                                                   49%
Vision Networks Services UK Limited                                                 100%
Wessex Cable Limited                                                                100%
Workplace Technologies Trustees Company Limited                                     100%
XL Debt Recovery Agency Limited                                                     100%
X-Tant Limited                                                                       70%

REPUBLIC OF IRELAND SUBSIDIARIES

NAME                                                                           OWNERSHIP
----------------------
NTL Communications (Galway) Limited                                                 100%
NTL Construction Limited                                                            100%
NTL Communications (Waterford) Limited                                              100%
NTL Dublin Cablesystems Limited                                                     100%
NTL Communications (Ireland) Limited                                                100%

REPUBLIC OF FRANCE SUBSIDIARIES

NAME                                                                           OWNERSHIP
----------------------
NTL Europe S.A.S.                                                                   100%

SWITZERLAND SUBSIDIARIES

NAME                                                                           OWNERSHIP
----------------------
Cablecom GmbH (CC GmbH)                                                             100%
Balcab AG                                                                           100%
Cablecom Kabelkommunikation GmbH                                                    100%
Cablecom Engineering AG                                                             100%
Cablecom Business AG                                                                100%
Cablecom Management GmbH                                                            100%
Cable Connect Switzerland 1, CV                                                     100%
Cable Connect Switzerland 2, CV                                                     100%
Catec, SV AG                                                                        100%
Coditel SA                                                                          100%
FGA Hagendorf AG                                                                     80%
KASAG Kabelfernsehen Steckborn AG                                                  58.5%
Nogenta Swiss Acquisition Holdings 1, BV                                            100%
Nordex AG                                                                           100%
NTL Cablecom Holding GmbH                                                           100%
Rediffusion AG                                                                      100%
Rera AG Immobiliengesellschaft                                                      100%
Sitel SA                                                                           66.7%
Swiss Online AG                                                                     100%
Teledistal AG                                                                      58.3%
Telecarouge SA                                                                       49%
Urbanet SA                                                                          100%
Video 2000 SA                                                                        60%
Winter Kabelfernsehen AG                                                            100%

OTHER FOREIGN SUBSIDIARIES

NAME                                                 COUNTRY                   OWNERSHIP
----------------------
NTL Australia Holding Pty Ltd.                       Australia                      100%
NTL Australia Pty Ltd.                               Australia                      100%
National Transmission Company Pty Ltd.               Australia                      100%
NTL Telecommunications Holdings Pty. Ltd.            Australia                      100%
NTL Telecommunications Pty. Ltd.                     Australia                       51%
NTL Belgium, SPRL                                    Belgium                        100%
NTL Insurance Limited                                Cayman Islands                 100%
Workplace Technologies(Hong Kong) Ltd                Hong Kong                      100%
NTL Broadcast Sdn Bhd                                Malaysia                       100%
Nogenta Holding BV                                   Netherlands                    100%
National Transcommunications Spain, S.L.             Spain                          100%
Sun Savings, SL                                      Spain                          100%
NTL LanBase, SL                                      Spain                          100%
NTL Broadcast(Thailand) Ltd.                         Thailand                       100%